Subsequent events	12 Months Ended
Dec. 31, 2025
Subsequent events
Subsequent events

42.Subsequent events

The Company committed to pay USD 1,224,000 (excluding VAT) for a total of 160 MHz of spectrum as a result of the frequency auction held by the ICTA on 16 October 2025. The auction price (excluding VAT) will be paid in three equal installments on 2 January 2026; 25 December 2026; and 2 May 2027. The first installment of the auction price and the VAT amount were paid on 2 January 2026, in the amount of TRY 28,062,109, corresponding to USD 652,800. On the same date, Authorization Certificate was approved and delivered to the Company. Under this authorization, the Company will commence providing services as of 1 April 2026.

On 17 March 2026, the Board of Directors proposed a gross cash dividend of TRY 8,800,000 from the 2025 net distributable profit. This represents TRY 4.00 per share with a nominal value of TRY 1.00. This proposal is subject to approval at the Annual General Meeting scheduled for 7 May 2026, with the distribution planned for 9 December 2026.

On 23 March 2026, the Company signed a USD 1,000,000 syndicated Murabaha facility with a consortium of 14 international banks, led by HSBC Bank Middle East Limited. The facility has a seven-year door to door maturity with an annual profit rate of 3-month SOFR plus 1.95%, representing an all-in cost of 3-month SOFR plus 2.14% per annum.